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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549



                                      FORM 8-K
                                   CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):   January 25, 1999


                                 SUITE 101.COM, INC
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             (Exact name of the Registrant as specified in its charter)



(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)    (Commission File Number)   Identification No.)
          Delaware                  0-25136                   33-0464753

1122 Mainland Street - Suite 390 - Vancouver, British Columbia, Canada  V6B 5L1
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(Address of the Registrant's principal executive offices)             (Zip Code)

                                   (604) 682-1400
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                Registrant's telephone number, including area code:

                                         None.
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            (Former name or former address, if changed since last report.)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     The Registrant terminated the engagement of Raimondo Pettit Group on January 25, 1999.

     The Registrant's Board of Directors recommended a change in accountants.

     During the Registrant's two most recent fiscal years and any subsequent interim period preceding Raimondo Pettit Group's dismissal, there were no disagreements with Raimondo Pettit Group on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement(s) if not resolved to the satisfaction of Raimondo Pettit Group, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

     Except for the explanatory paragraph relating to substantial doubt existing about the Registrant's ability to continue as a going concern, the audit reports of Raimondo Pettit Group on the Registrant's financial statements as of and for the two years ended December 31, 1997, did not contain an adverse opinion or a disclaimer of an opinion, nor were they qualified or modified as to audit scope, or accounting principles.

     During the Registrant's two most recent fiscal years and any subsequent interim period preceding Raimondo Pettit Group's dismissal, none of the events referred to in Item 304(a)(1)(v) of Regulation S-K has occurred.

     The Registrant's newly engaged independent accountants are N.I. Cameron Inc. N.I. Cameron Inc. was engaged by the Registrant on January 25, 1999. During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of N.I. Cameron Inc., neither the Registrant nor anyone on its behalf consulted N.I. Cameron Inc. regarding the matters referred to in Item 304(a)(2) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

          Exhibit 1 -- Letter dated January 29, 1999 from Raimondo Pettit Group to the Securities and Exchange Commission.

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                                     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SUITE 101.COM, INC.

                                   By   /s/ PETER L. BRADSHAW
                                        ---------------------
                                        Peter L. Bradshaw
                                        President
Date: January 29, 1999
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                                   EXHIBIT INDEX

          1. Letter, dated as of January 29, 1999, from Raimondo Pettit Group to the Commission stating whether it agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-K.


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